SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report             3-20-2000

                               Dynamic Homes, Inc.
              Exact Name of Registrant as Specified in its Charter


         Minnesota                 08585                41-0960127
State or other jurisdiction      Commission   IRS Employer Identification Number


         525 Roosevelt Ave, Detroit Lakes MN              56501
         Address of Principal Executive Offices          Zip Code


Registrant's telephone number, including area code   (218)-847-2611

Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  None

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  None

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  None

Item 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  None

Item 5.           OTHER MATERIALLY IMPORTANT EVENTS.

         On March 20, 2000, Registrant announced that Shagawa Resort, Inc., a wholly owned subsidiary of the Registrant, had entered into a Purchase Agreement dated as of March 17, 2000, with Grand Ely Lodge, LLC, a Minnesota limited liability company. Pursuant to the Purchase Agreement, Shagawa Resort, Inc. will sell its assets, including the real property known as Holiday Inn SunSpree Resort, to Grand Ely Lodge, LLC in exchange for a purchase price of $2,300,000 plus the assumption of various obligations of the Resort. The press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  None

Item 7(c).        EXHIBITS.

         99.1     Press Release issued by Dynamic Homes, Inc. on March 20, 2000.





SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Registrant: Dynamic Homes, Inc.

                                            SCOTT D. LINDEMANN (President, CEO)

                                Dated:      March 21, 2000


                                  EXHIBIT INDEX

99.1     Press Release issued by Dynamic Homes, Inc. on March 20, 2000